INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated balance sheets, pro forma consolidated statements of operations, and explanatory notes give effect to the sale of World Wide Auctioneers, Ltd. (“World Wide”) by the Corporation effective October 31, 2010.

The pro forma consolidated balance sheets and pro forma consolidated statements of operations are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated balance sheets and the pro forma consolidated statements of operations have been prepared utilizing the historical financial statements of the Corporation and World Wide and therefore should be read in conjunction with the Corporation’s historical consolidated financial statements and notes.

The pro forma consolidated balance sheets have been prepared as if the sale occurred on September 30, 2010. The pro forma consolidated statements of operations have been prepared as if the sale occurred on January 1, 2008.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the sale occurred as presented, nor is it necessarily indicative of the results of future operations.

WWA GROUP INC
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010
(UNAUDITED)

	Historical	World Wide	Pro Forma
	WWA Group, Inc.	Separation	WWA Group, Inc.
Assets
Current assets:
Cash	2,569,304	(2,563,743)	5,561
Receivables, net	8,742,223	(8,742,223)	-
Advances to suppliers	2,195,847	(2,195,847)	-
Inventories	3,032,435	(3,029,829)	2,606
Prepaid expenses	569,893	(569,893)	-
Notes receivable	4,181,227	(1,800,077)	2,381,150
Other current assets	548,976	(284,151)	264,825
Total current assets	21,839,905	(19,185,763)	2,654,142

Property and equipment, net	3,975,586	(3,975,586)	-
Building and Auction Arena-CWIP	1,479,495	(1,479,495)	-
Vessel-Aqua Conti-CWIP	1,389,527	(1,389,527)	-
Investment in equity interests	1,219,219	-	1,219,219
Investment in related party entity	31,250	(31,250)	-
Other assets	333,808	(333,808)	-
	30,268,790	(26,395,429)	3,873,361

Liabilities and Stockholders' Equity

Current liabilities:
Auction proceeds payable	566,126	(566,126)	-
Accounts payables	8,607,228	(8,607,228)	-
Accrued expenses	410,350	(342,418)	67,932
Line of credit	8,723,649	(8,723,649)	-
Short Term Debt - Notes Payable	4,317,369	(4,317,369)	-
Current maturities of long-term debt	616,909	(616,909)	-
Total current liabilities	23,241,631	(23,173,699)	67,932

Long-term debt	2,437,637	(2,437,637)	-
Total liabilities	25,679,268	(25,611,336)	67,932

Commitments and contingencies	-	-	-

Stockholders' equity:
Common stock, $0.001 par value, 50,000,000
shares authorized; 22,591,922 shares
issued and outstanding	22,592	-	22,592
Additional paid-in capital	4,449,080	-	4,449,080
Retained earnings	117,850	(784,093)	(666,243)
Total stockholders' equity:	4,589,522	(784,093)	3,805,429
	30,268,790	(26,395,429)	3,873,361

The accompanying notes are an integral part of these pro forma consolidated financial statements

WWA GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a)        Reflects the Corporation’s historical consolidated balance sheet.

(b)        Reflects the Corporation’s sale of World Wide.

(c)        Reflects adjustments associated with the Corporation’s investments in Infrastructure Developments Corp., the Corporation’s stake in Asset Forum LLC, and the Corporation’s on-line auction software that was developed in house.

(d)        Reflects the Corporation’s accrued expenses.

(e)        Reflects adjustments associated with a note receivable, investment in equity interests, inventories, cash and other current assets.

WWA GROUP INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

	Historical	World Wide	Pro Forma
	WWA Group, Inc.	Separation	WWA Group, Inc.

Revenues from commissions and services	$ 2,877,683	$ 2,877,683	$ -
Revenues from sales of equipment	$ 23,678,737	$ 23,606,137	$ 72,600
Revenues from Ship Charter	495,000	495,000	-

Total revenues	27,051,420	26,978,820	72,600

Direct costs - commissions and services	1,054,634	1,044,988	9,646
Direct costs - sales of equipment	22,862,646	22,795,646	67,000

Gross profit	3,134,140	3,138,186	(4,046)
Operating expenses:
General, selling and administrative expenses	1,657,566	1,552,939	104,627
Salaries and wages	1,121,349	1,079,148	42,201
Selling expenses	51,751	28,873	22,878
Depreciation and amortization expense	656,671	637,844	18,827

Total operating expenses	3,487,337	3,298,804	188,533

Income (loss) from operations	(353,197)	(160,618)	(192,579)
Other income (expense):
Interest expense	(1,172,020)	(1,172,020)	-
Interest income	77,118	29,767	47,351
Income on equity investment	0	0	-
Gain on sale of Dubai Operation		(1,816,899)	1,816,899
Other income (expense)	56,379	9,026	47,353

Total other income (expense)	(1,038,523)	(2,950,126)	1,911,603

Income (loss) before income taxes	(1,391,720)	(3,110,744)	1,719,024

Provision for income taxes	$ -	-	-
Net income (loss)	$ (1,391,720)	$ (3,110,744)	$ 1,719,024

Basic earnings per common share	$ (0.06)		$ 0.08
Diluted earnings per common share
Weighted average shares - Basic	22,591,922		22,591,922
Weighted average shares – Diluted	22,591,922		22,591,922

The accompanying notes are an integral part of these pro forma consolidated financial statements

WWA GROUP INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR DECEMBER 31, 2009
(UNAUDITED)
	Historical	World Wide	Pro Forma
	WWA Group, Inc.	Separation	WWA Group, Inc.

Revenues from commissions and services	$ 6,645,428	$ 6,557,776	$ 87,652
Revenues from sales of equipment	$ 29,632,876	$ 29,617,876	$ 15,000
Revenues from Ship Charter	630,000	630,000

Total revenues	36,908,305	36,805,652	102,652

Direct costs - commissions and services	2,535,769	2,380,741	155,027
Direct costs - sales of equipment	29,232,502	29,220,502	12,000

Gross profit	5,140,034	5,204,409	(64,375)
Operating expenses:
General, selling and administrative expenses	3,163,470	2,564,688	598,782
Salaries and wages	1,573,983	1,559,129	14,855
Selling expenses	225,187	117,936	107,251
Depreciation and amortization expense	1,125,634	1,124,713	921

Total operating expenses	6,088,275	5,366,466	721,809

(Loss) income from operations	(948,240)	(162,056)	(786,184)
Other income (expense):
Interest expense	(1,051,974)	(1,051,974)	-
Loss on Equity Investment	(22,503)	(31,250)	8,747
Interest income	145,415	145,415	-
Gain on sale of Dubai Operation		(1,638,438)	1,638,438
Other income (expense)	(21,865)	(21,865)	-

Total other income (expense)	(950,928)	(2,598,112)	1,647,185

(Loss) income before income taxes	(1,899,167)	(2,760,168)	861,001
Provision for income taxes	$ (1,027)	$ -	$ (1,027)

Net (loss) income	$ (1,900,194)	$ (2,760,168)	$ 859,974

Basic earnings per common share	$ (0.084)		$ 0.038
Diluted earnings per common share	0		0
Weighted average shares - Basic	22,591,922		22,591,922
Weighted average shares – Diluted	22,591,922		22,591,922

The accompanying notes are an integral part of these pro forma consolidated financial statements

WWA GROUP INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR DECEMBER 31, 2008
(UNAUDITED)

	Historical	World Wide	Pro Forma
	WWA Group, Inc.	Separation	WWA Group, Inc.

Revenues from commissions and services	$ 7,721,878	$ 7,721,878	$ -
Revenues from sales of equipment	$ 20,124,710	$ 20,124,710	$ -
Revenues from Ship Charter	1,529,329	1,529,329	-

Total revenues	29,375,917	29,375,917	-

Direct costs - commissions and services	3,034,619	3,034,619	-
Direct costs - sales of equipment	20,482,826	20,482,826	-

Gross profit	5,858,472	5,858,472	-
Operating expenses:
General, selling and administrative expenses	2,650,798	2,534,631	116,166
Salaries and wages	1,967,182	1,943,182	24,000
Selling expenses	122,032	122,032	-
Depreciation and amortization expense	786,872	786,872	-

Total operating expenses	5,526,884	5,386,718	140,166

Income from operations	331,588	471,754	(140,166)
Other income (expense):
Interest expense	(960,668)	(938,168)	(22,500)
Loss on Equity Investment	(254,336)	-	(254,336)
Interest income	132,659	132,659	-
Gain on sale of Dubai Operation		(1,239,332)	1,239,332
Other income (expense)	143,762	143,762	-

Total other income (expense)	(938,583)	(1,901,079)	962,496

Income before income taxes	(606,995)	(1,429,325)	822,330
Provision for income taxes	$ -	$ -	$ -

Net income	$ (606,995)	$ (1,429,325)	$ 822,330

Basic earnings per common share	$ (0.032)		$ 0.043
Diluted earnings per common share	(0.031)		0.042
Weighted average shares - basic	19,094,654		19,094,654
Weighted average shares - Diluted	19,771,627		19,771,627

The accompanying notes are an integral part of these pro forma consolidated financial statements

WWA GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a)        Reflects the Corporation’s historical consolidated statements of operations.

(b)        Reflects the elimination of the revenues and expenses of World Wide’s continuing operations from the Corporation’s historical results.